UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

AGREE REALTY CORPORATION
(Exact name of registrant as specified in its Charter)

Maryland	1-12928	38-3148187
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 E. Long Lake Rd., Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

(248) 737-4190
Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 4, 2014, Agree Realty Corporation (the “Company”) and Agree Limited Partnership, for which the Company is the sole general partner, entered into an Underwriting Agreement with Raymond James & Associates, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule I attached thereto, (the “Underwriting Agreement”) relating to the issuance and sale of a total of 2,587,500 shares, which includes 337,500 shares pursuant to the option granted by the Company to the underwriters, as described below, (the “Shares”) of the Company’s common stock, par value $0.0001 per share. The Company expects to receive net proceeds from this offering of approximately $73.4 million (including the underwriters’ exercise of their option, as described below), after deducting estimated offering expenses payable by the Company.

The Company granted the underwriters an option, exercisable for 30 days after the date of the Underwriting Agreement, to purchase from time to time up to an aggregate of 337,500 additional shares of common stock at a price of $29.67 per share. The underwriters elected to exercise this option on December 5, 2014.

The offering closed on December 9, 2014, and the Company issued the Shares pursuant to the Company’s registration statement on Form S-3 (File No. 333-184095), which was declared effective by the Securities and Exchange Commission on October 15, 2012.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of December 4, 2014, among Agree Realty Corporation and Agree Limited Partnership, on the one hand, and Raymond James & Associates, Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters listed on Schedule I attached thereto, on the other hand.
5.1	Opinion of Ballard Spahr LLP regarding legality of the Shares.
8.1	Opinion of Honigman Miller Schwartz and Cohn LLP regarding tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5. 1)
23.2	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 8.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: December 9, 2014	By:	/s/ BRIAN DICKMAN
Brian Dickman, Chief Financial Officer and
Secretary

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated as of December 4, 2014, among Agree Realty Corporation and Agree Limited Partnership, on the one hand, and Raymond James & Associates, Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters listed on Schedule I attached thereto, on the other hand.
5.1	Opinion of Ballard Spahr LLP regarding legality of the Shares.
8.1	Opinion of Honigman Miller Schwartz and Cohn LLP regarding tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5. 1)
23.2	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 8.1)

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